SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

          ________________________________________

                          FORM 8-K

                       CURRENT REPORT
          ________________________________________

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934


 Date of Report (Date of earliest event reported):  July 19, 1995


                   SHAWMUT NATIONAL CORPORATION
     (Exact Name of Registrant as Specified in Charter)


        Delaware            1-10102              06-1212629
        (State or other     (Commission File     (IRS Employer
        jurisdiction of     Number)              Identification No.)
        Incorporation)



           777 Main Street, Hartford, Connecticut         06115
           One Federal Street, Boston, Massachusetts      02211
           (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:    (203) 986-2000
                                                       (617) 292-2000


                       Not Applicable
    (Former Name or Former Address, if Changed Since Last Report)

                     Page 1 of 22 pages
               Exhibit Index located on Page 4

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          The following exhibits are filed with this Current
          Report on Form 8-K:


EXHIBIT
NUMBER                   DESCRIPTION

99.1 Press Release of Shawmut National Corporation, dated July 19, 1995, entitled "Shawmut National Corporation reports second quarter operating results of $91.1 million, or $.68 per common share."

                         SIGNATURES

     Pursuant to the requirements of the Securities exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SHAWMUT NATIONAL CORPORATION


                              By: (Susan E. Lester)
                                  --------------------------
                                   Susan E. Lester
                                   Chief Financial Officer and
                                   Executive Vice President

Dated:  July 21, 1995

                        EXHIBIT INDEX


EXHIBIT                                                               PAGE
NUMBER                  DESCRIPTION                                  NUMBER

99.1             Press Release of Shawmut National Corporation,         5
                 dated July 19, 1995, entitled "Shawmut National
                 Corporation reports second quarter operating results of $91.1 million, or $.68 per common share."

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results

News Media Contact:                                Investor Contact:
Vincent Loporchio                                  Thomas R. Rice
(617) 292-3239                                     (203) 986-4872

     SHAWMUT NATIONAL CORPORATION REPORTS SECOND QUARTER
OPERATING RESULTS OF $91.1 MILLION, OR $.68 PER COMMON SHARE
___________________________________________________________________

BOSTON, Mass., and HARTFORD, Conn., July 19, 1995 - Shawmut National Corporation (NYSE:SNC) reported operating income of $91.1 million for the second quarter of 1995, or $.68 per common share, an increase of 3 percent from the $.66 per common share operating results earned in the first quarter of 1995. Second quarter 1995 operating income excluded a $13.6 million pre-tax charge ($8.5 million after-tax) for the settlement of certain compensation expenses triggered by shareholder approval of the agreement to merge with Fleet Financial Group. Including this merger-related charge, net income for the second quarter of 1995 was $82.6 million, or $.61 per common share. After adjusting for merger and restructuring-related charges in both the first and second quarters of 1995 as well as 1994's second quarter, operating income grew by $5.4 million, or 6 percent, versus the first quarter and by $10.0 million, or 12 percent, versus the second quarter a year ago.

Commenting on second quarter results, Joel B. Alvord, Shawmut's chairman and chief executive officer said, "Growth in loans and fee income supported by efficiency enhancements generated solid financial results in the quarter. These results demonstrate the continuing success of our acquisition, cost containment and asset quality strategies."

Mr. Alvord also commented on the pending merger with Fleet Financial Group observing, "Integration planning for Shawmut's merger with Fleet is proceeding smoothly, and we remain on a schedule for regulatory approvals consistent with a fourth quarter close."

Also of note in the quarter were the acquisition of Northeast Federal which closed on June 9 and the June 21 authorization by the board of directors of a common stock repurchase program expected to result in the repurchase of up to 9 million shares before year-end 1995.

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results


INCOME STATEMENT HIGHLIGHTS
____________________________________________________________________________
($ in millions)
                                       1995                  1994

                                    2Q      1Q       4Q       3Q       2Q
 Net Interest Income (T-E)       $ 271.5  $ 273.2  $ 265.9  $ 268.9  $ 268.7
 Tax Equivalent Adjustment          (3.1)    (2.9)    (2.5)    (3.0)    (3.0)
 Net Interest Income               268.4    270.3    263.4    265.9    265.7
 Noninterest Income                111.7     95.3    104.2     91.7     93.9
 Noninterest Expenses (1)          234.5    228.7    224.5    226.4    238.0
 Provision for Credit Losses        ----     ----     ----     ----     ----
  Subtotal                         145.6    136.9    143.1    131.2    121.6
 Merger Related Charges             13.6     36.9     ----     ----    100.9
 Restructuring Related Charges      ----     ----     ----     ----     39.8
 Pre-Tax Income (Loss)             132.0    100.0    143.1    131.2    (19.1)
 Income Taxes (Benefit)             49.4     37.4     49.6     45.9      (.4)
 Net Income (Loss)               $  82.6  $  62.6  $  93.5  $  85.3  $ (18.7)

PERFORMANCE RATIOS
 ROA (%)                             .95      .76     1.17     1.09     (.24)
 ROCE (%)                          13.92    10.98    17.59    16.52    (4.49)
 Net Interest Margin (%)            3.39     3.55     3.65     3.78     3.76
 Efficiency Ratio (%) (1) (2)       61.4     62.0     60.5     62.8     65.4
COMMON SHARE DATA:
 Net Income (Loss) ($)               .61      .47      .74      .68     (.19)
OPERATING PERFORMANCE (1)
 Operating Income ($)               91.1     85.7     93.5     85.3     81.1
 Operating Income Per Share ($)      .68      .66      .74      .68      .65
 ROA (%)                            1.05     1.04     1.17     1.09     1.05
 ROCE (%)                          15.49    15.45    17.59    16.52    15.40


 (1) Excludes merger and restructuring-related charges.
 (2) Excludes securities gains and losses and provision for foreclosed properties.

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results

Net Interest Income

Tax-equivalent net interest income for the second quarter of 1995 was $271.5 million, an increase of $2.8 million, or 1 percent, relative to the second quarter of 1994. This increase in net interest income was driven by a $3.5 billion, or 12 percent, increase in average interest-earning assets, offsetting a 37 basis point decline in net interest margin. The 3.39 percent net interest margin in the second quarter represented a 16 basis point decline from the 3.55 percent margin in 1995's first quarter.

The decline in net interest margin reflected a more expensive funding mix which included an increase in average retail time deposits of $368 million and a decrease of $280 million in lower cost savings deposits. Also contributing to the margin decline from the first quarter to the second quarter of 1995 was a decrease in the LIBOR/fed funds spread of 37 basis points.


NET INTEREST INCOME
___________________________________________________________________________
($ in millions)

                                     1995                       1994

                                2Q         1Q         4Q         3Q          2Q
Average Balances
Loans                       $  21,548  $  20,248  $  18,174  $  17,516  $  17,674
Securities                     10,002     10,026     10,226     10,079     10,358
Other Earning Assets              487        627        679        800        550
 Total Earning Assets       $  32,037  $  30,901  $  29,079  $  28,395   $ 28,582

Net Interest Margin (%)          3.39       3.55       3.65       3.78       3.76
Net Interest Income (T-E)   $   271.5  $   273.2  $   265.9  $   268.9   $  268.7


SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results

Noninterest Income of $111.7 Million

Noninterest income was $111.7 million for the second quarter of 1995, an increase of $17.8 million, or 19 percent relative to the second quarter of 1994. The growth in noninterest income over the past year included a $6.0 million, or 12 percent, increase in customer service fees and a $2.3 million, or 8 percent, increase in trust and agency fees.

Second quarter noninterest income was also up strongly relative to the first quarter of 1995. The improvement was partially attributable to an increase in loan servicing fees of $6.3 million to $10.6 million which included a gain on sale of mortgage servicing rights of $5.8 million. There were no gains from sales of mortgage servicing rights in the first quarter of 1995 compared with $5.3 million in the second quarter a year ago.

Customer service fees extended a positive trend increasing by $3.2 million, or 6 percent, versus the first quarter, reflecting acquisitions and growth in ATM fees. Trust and agency fees were up 2 percent versus the first quarter. Fees of $3.3 million from Shawmut Capital, acquired in the first quarter of 1995, contributed to the increase in "other noninterest income" in the second quarter.


NONINTEREST INCOME
______________________________________________________________________________
($ in millions)
                                     1995                 1994

                                  2Q      1Q        4Q      3Q        2Q
Customer Service Fees         $  54.8  $  51.6  $  49.8  $  48.7  $   48.8
Trust and Agency Fees            31.4     30.8     30.5     28.5      29.1
Loan Servicing                   10.6      4.3     12.6      4.6      10.5
Foreign Exchange Trading           .4     (1.2)     2.8     ----      (1.1)
Trading Account Profits           1.0      1.3      1.0      1.0       1.3
Residential Mortgage Sales         .2      (.1)     (.1)      .9        .1
Securities Gains (Losses)         1.3      (.1)    ----       .8      ----
Other                            12.0      8.7      7.6      7.2       5.2
Total Noninterest Income      $ 111.7  $  95.3  $ 104.2  $  91.7  $   93.9


SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results

Efficiency Ratio of 61.4 Percent

Noninterest expenses of $248.1 million in the second quarter of 1995 included a $13.6 million pre-tax charge for the settlement of certain compensation expenses triggered by shareholder approval on June 21, 1995 of the agreement to merge with Fleet Financial Group. Excluding merger and restructuring-related charges, noninterest expenses declined by $3.5 million, or 1 percent, versus the second quarter of 1994 despite increases in expenses from purchase acquisitions, including Shawmut Capital and Northeast Federal. Excluding the expenses of purchase acquisitions and merger and restructuring-related charges, quarterly noninterest expenses declined by approximately $24.7 million, or 10 percent, relative to the second quarter of 1994.

Headcount as measured by the number of full-time equivalent (FTE) staff increased by 349 from the first quarter to the second quarter of 1995. This increase included the absorption of 529
FTE's from the acquisition of Northeast Federal.


NONINTEREST EXPENSES
___________________________________________________________________________
($ in millions)
                                           1995                 1994

                                       2Q       1Q       4Q       3Q        2Q
Compensation                        $  98.5  $  100.1  $  91.9  $  97.9  $  100.0
Employee Benefits                      21.9      19.6     19.0     20.9      22.6
 Personnel Expense                    120.4     119.7    110.9    118.8     122.6
Occupancy                              23.3      23.8     24.2     23.8      25.0
Equipment                              14.2      14.8     14.5     14.2      13.1
FDIC Insurance                         11.0      11.0     10.5     10.3      11.1
Communications                         12.3      11.4     12.2     10.3      10.1
Advertising                             6.1       6.0      4.3      4.5       6.6
Foreclosed Properties Expense            .7       1.6      1.0       .5       2.5
Goodwill Amortization                   5.3       4.0      2.6      2.0       1.8
Provision for Foreclosed Properties    ----      ----       .5       .6        .9
Other                                  41.2      36.4     43.8     41.4      44.3
 Subtotal                             234.5     228.7    224.5    226.4     238.0
Merger Related Expenses                13.6      36.9     ----     ----     100.9
Restructuring Related Expenses         ----      ----     ----     ----      39.8
Total Noninterest Expenses          $ 248.1  $  265.6  $ 224.5  $  226.4 $  378.7

Branches                                364       333      338       354      367
Employees (FTE's)                     9,885     9,536    9,565     9,970   10,495
Efficiency Ratio (percent)             61.4      62.0     60.5      62.8     65.4


SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results

No Provision for Credit Losses for the Second Quarter of 1995

The second quarter of 1995 continued Shawmut's recent history of having no provision for credit losses. With continuing increases in reserve coverage and improving credit quality in the loan portfolio, Shawmut does not currently anticipate that provisions for credit losses will be necessary for the remainder of 1995.

Net charge-offs were $29.6 million in the second quarter of 1995. A bulk sale of $16.1 million of residential mortgages contributed
$4.7 million to net charge-offs during the quarter. Excluding the bulk sale, net charge-offs would have been $24.9 million in the second quarter, roughly equal with the previous quarter.

Income Taxes

Income taxes for the second quarter of 1995 were $49.4 million, representing an effective income tax rate of 37.4 percent compared with an effective tax rate of 33.3 percent in the second quarter of 1994, before the effect of merger and restructuring-related charges. The higher effective tax rate reflects increased state tax expense and lower levels of nontaxable income.

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results


ASSET SUMMARY
___________________________________________________________________________
($ in millions)

                                    1995                    1994

                                 2Q        1Q       4Q        3Q        2Q
Average Balances
Cash and Due from Banks      $  1,418  $  1,350  $  1,475  $  1,478  $  1,464
Loans                          21,548    20,248    18,174    17,516    17,674
Reserve for Credit Losses        (553)     (563)     (562)     (595)     (633)
Net Loans                      20,995    19,685    17,612    16,921    17,041
Securities                     10,002    10,026    10,226    10,079    10,358
Other Earning Assets              487       627       679       800       550
Total Earning Assets           32,037    30,901    29,079    28,395    28,582
Other Assets                    1,885     1,836     1,670     1,701     1,696
Total Assets                 $ 34,787  $ 33,524  $ 31,662  $ 30,979  $ 31,109

End of Period Balances
Cash and Due from Banks      $  1,213  $  1,485  $  1,986  $  1,461  $  1,320
Loans                          22,371    21,135    18,487    17,736    17,329
Reserve for Credit Losses        (541)     (559)     (542)     (568)     (590)
Net Loans                      21,830    20,576    17,945    17,168    16,739
Securities                      9,502     9,873     9,992    10,287     9,846
Other Earning Assets            1,079       409       849       635     1,095
Total Earning Assets           32,952    31,417    29,328    28,658    28,270
Other Assets                    2,336     1,847     1,627     1,801     1,692
Total Assets                 $ 35,960  $ 34,190  $ 32,399  $ 31,352  $ 30,692


Assets Increase by $5.3 Billion Year-over-Year

Period-end assets increased $5.3 billion over the one year period ending June 30, 1995 and average assets increased by $3.7 billion, or 12 percent. The increase in average assets includes an increase of $1.3 billion, or 6 percent, in average loans during the quarter. The growth in average loans in the quarter includes approximately $1.1 billion as a result of loans purchased through the acquisitions of Shawmut Capital and Northeast Federal. Average interest-earning assets increased by $1.1 billion, or 4 percent, from the first quarter of 1995.

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results


LOANS BY TYPE
___________________________________________________________________________
(Period End - $ in millions)

                                         1995                         1994

                                     2Q         1Q          4Q           3Q         2Q
Commercial/Industrial           $ 10,190.2  $  9,644.2  $  7,006.4  $  6,201.3  $  5,992.7
Owner-Occupied
 Commercial Real Estate            1,507.3     1,564.5     1,412.0     1,423.4     1,407.1
Real Estate Investor/Developer
 Commercial Mortgage               1,261.3     1,231.6     1,309.2     1,401.3     1,461.0
 Construction & Other                125.4       136.4       157.4       150.5       150.9
Total Investor/Developer           1,386.7     1,368.0     1,466.6     1,551.8     1,611.9
Consumer
 Residential Mortgage              6,212.5     5,541.2     5,592.1     5,608.1     5,474.0
 Home  Equity                      1,618.6     1,582.9     1,625.7     1,628.8     1,609.9
 Installment/Other                 1,455.7     1,434.0     1,384.3     1,322.5     1,233.5
Total Consumer                     9,286.8     8,558.1     8,602.1     8,559.4     8,317.4
  TOTAL                         $ 22,371.0  $ 21,134.8  $ 18,487.1  $ 17,735.9  $ 17,329.1


Loans Increase by $5.0 Billion Year-over-Year

Period-end total loans grew by $5.0 billion, or 29 percent, over the one year period ending June 30, 1995. During the second quarter of 1995 loans grew by $1.2 billion, or 6 percent, as compared with March 31, 1995. The purchase acquisition of Northeast
Federal contributed $913.5 million to this improvement, principally residential mortgages.

Commercial and industrial loans increased $546.0 million during the quarter with asset-based and specialized lending up $218.4 million and $66.9 million, respectively.

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results


CREDIT QUALITY
______________________________________________________________________________
($ in millions)

                                   1995                  1994

                                2Q       1Q       4Q       3Q       2Q
Nonaccruing Loans            $ 190.9  $ 228.4  $ 224.0  $ 265.9  $ 285.2
Foreclosed Properties            4.0     11.9     18.8     32.1     42.5
Total Problem Assets         $ 194.9  $ 240.3  $ 242.8  $ 298.0  $ 327.7
Restructured Loans           $  28.1  $  29.8  $  41.8  $  31.1  $  63.8
Accruing Loans Past Due
 90 Days or More             $  46.4  $  55.6  $  43.3  $  53.1  $  47.8
Reserve for Credit Losses    $ 541.2  $ 559.2  $ 542.1  $ 567.8  $ 589.8
Problem Assets as a Percent
 of Loans Plus Foreclosed
 Properties                      .87%    1.14%    1.31%    1.68%    1.89%
Reserve as a Percent of
 Nonaccruing Loans               283%     245%     242%     214%     207%
PROBLEM ASSET FLOWS
Inflows                      $  58.7  $  80.2  $  55.4  $  64.9  $  56.8
   Outflows(1)               $  64.2  $  50.6  $  69.9  $  60.9  $  67.1


(1) Outflows are cash payments, transfers to accruing or to restructured, and sales.


Problem Assets Decrease by 40 Percent Over the Past Year

Total problem assets at June 30, 1995 were $194.9 million, a decrease of $132.8 million, or 40 percent, from $327.7 million at June 30, 1994 and down $45.4 million, or 19 percent, from $240.3 million at March 31, 1995. This decline in the second quarter included the effect of a bulk sale totaling $16.1 million of nonaccruing loans.
The acquisitions of Shawmut Capital and Northeast Federal resulted in $10.7 million and $22.3 million, respectively, of problem assets held for accelerated disposition at June 30, 1995. The ratio of nonaccruing loans plus foreclosed properties to loans plus foreclosed properties declined to .87 percent at June 30, 1995, compared with 1.14 percent at March 31, 1995 and 1.89 percent at June 30, 1994. Foreclosed properties declined by $7.9 million, or 66 percent, to $4.0 million at June 30, 1995 from $11.9 million at March 31, 1995.

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results


RESERVE FOR CREDIT LOSSES
___________________________________________________________________________
($ in millions)


                                        1995                 1994

                                     2Q       1Q       4Q       3Q       2Q
Balance at Beginning of Period   $ 559.2  $ 542.1  $ 567.8  $ 589.8  $ 638.5
Net Charge-offs                     29.6     24.6     25.7     26.3     48.7(1)
Addition for Loans Purchased        11.6     41.7     ----      4.3     ----
Provision for Credit Losses         ----     ----     ----     ----     ----
Balance at End of Period         $ 541.2  $ 559.2  $ 542.1  $ 567.8  $ 589.8

Provision for Foreclosed
 Properties                      $  ----  $  ----  $    .5  $    .6  $    .9
Reserve as a Percent of
 Nonaccruing Loans                   283%     245%     242%     214%     207%


(1) Includes $24.7 million relating to acquired institutions.

Reserve Coverage of Nonaccruing Loans Rises to 283 Percent

The reserve for credit losses was $541.2 million at June 30, 1995, compared with $559.2 million at March 31, 1995 and $589.8 million at June 30, 1994. Reserve coverage improved over year-ago levels as the ratio of the reserve for credit losses to nonaccruing loans was 283 percent at June 30, 1995, compared with 207 percent a year earlier. The reserve coverage was 245 percent at March 31, 1995.

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results


CAPITAL
____________________________________________________________________________
($ in millions, except per share data)


                                          1995                1994

                                    2Q        1Q       4Q       3Q        2Q
BALANCES
 Common Equity                  $  2,275  $  2,082  $  2,019  $  1,951  $  1,890
 Tangible Common Equity (a)        1,765     1,725     1,865     1,800     1,772
 Total Shareholders' Equity        2,578     2,385     2,197     2,129     2,068
 Tier 1 Capital                    2,077     2,061     2,091     2,017     1,979
 Total Capital                     3,150     3,143     2,919     2,858     2,814
 Goodwill                            510       357       154       152       119
 Total Intangibles                   523       370       168       168       136
 Total Assets                     35,960    34,190    32,399    31,352    30,692
CAPITAL RATIOS (%)
 Common Equity                      6.33      6.09      6.23      6.22      6.16
 Tangible Common Equity             4.91      5.05      5.75      5.74      5.77
 Tier 1 Capital (b)                 6.97      7.37      8.27      8.47      8.49
 Total Capital  (b)                10.57     11.24     11.55     11.99     12.07
 Leverage                           6.06      6.21      6.62      6.54      6.38
PER SHARE DATA
 Book Value Per Share ($)          17.95     17.06     16.72     16.32     15.93
 Average Common
  Shares Outstanding (millions)    123.7     121.6     120.3     119.3     118.4


(a) Defined as common equity less goodwill.
(b) As a percent of risk adjusted assets. Second quarter 1995 data are preliminary.

Book Value Increases to $17.95 Per Share

Book value per share increased by $.89, or 5 percent, to $17.95 per share during the second quarter of 1995 as common shareholders' equity increased by $193 million as a result of common equity issued as the consideration in the purchase of Northeast Federal. Shawmut's preliminary Tier 1 and Total risk-based capital ratios were 6.97 percent and 10.57 percent, respectively, at June 30, 1995, compared with 7.37 percent and 11.24 percent, respectively, at March 31, 1995. Goodwill increased by $153 million reflecting the $159 million of goodwill associated with the Northeast
Federal acquisition.

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results


The company expects to complete the repurchase of up to 9 million common shares before the end of 1995. This repurchase program is designed to offset the 6.5 million common shares issued in connection with the Northeast Federal acquisition and approximately 2.5 million common shares in expected stock option activity.

The Leverage ratio, a measure of Tier 1 capital to average quarterly assets, was 6.06 percent at June 30, 1995, compared with 6.21 percent at March 31, 1995. The Corporation's and its principal banking subsidiaries' risk-based capital and leverage ratios continue to exceed the ratios designated for well-capitalized financial institutions. Common equity at June 30, 1995 reflects the repurchase of 3.1 million shares completed in the second quarter which reduced equity by $99.3 million.


COMMON STOCK/OTHER DATA
____________________________________________________________________________

                                       1995                1994

                                    2Q      1Q       4Q       3Q        2Q
Market Value Per Share ($)
 End of Period                    31 7/8   26 3/8   16 3/8   20 3/4       22
 High                             32 1/2   26 5/8   20 7/8       23   24 3/4
 Low                              26 1/4   17 3/8   16 3/8   20 5/8   19 1/2

Average Daily Volume (000)           453    1,186      503      448      632
Book Value Per Share(1) ($)        17.95    17.06    16.72    16.32    15.93
Dividends Declared Per Share ($)     .22      .22      .22      .20      .20
Market-to-Book (period-end)         1.78     1.55      .98     1.27     1.38
Preferred Dividends ($) (000)        7.2      6.0      3.9      3.9      3.8
Common Shares Outstanding
 Average                           123.7    121.6    120.3    119.3    118.4
 Period End                        126.7    122.1    120.8    119.6    118.6


(1) Period End

SHAWMUT NATIONAL CORPORATION
1995 Second Quarter Results


Other Noteworthy Items in the Quarter Included:

Northeast Federal Acquired - June 12
All 33 Northeast Savings branches -- located in New York, Massachusetts, and Connecticut -- are units of the Shawmut Bank in each of these states. Northeast Federal had $2.5 billion in deposits and $945 million in loans as of March 31, 1995. Northeast was acquired by Shawmut in a stock-for-stock exchange of .415 shares of common stock for each share of Northeast stock.

Stock Repurchase Authorized - June 21
The board of directors authorized the repurchase of its common stock shares sufficient to offset the approximately 6.5 million shares issued on June 9 in connection with the acquisition of Northeast Federal Corp. and as well as additional shares expected to be issued pursuant to its stock option plans. There are approximately 4.8 million options outstanding. The company expects that the total program will entail the repurchase of up to 9 million shares in 1995.

Purchase of Interest in Interpay Inc. - June 30
Shawmut signed a definitive agreement to purchase a minority ownership interest in Interpay Inc., and its franchises in Connecticut and New Hampshire for $12 million. Based in Mansfield,
Massachusetts, Interpay provides specialized payroll services to small- to medium-sized businesses and is the largest privately held payroll service provider in the U.S. In addition to payroll, direct deposit and electronic tax filing services, Interpay utilizes its payroll deduction capabilities to facilitate employee contributions to 401(K), defined contribution, and other employee benefits services.

SHAWMUT NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS

(in millions, except                                              QUARTER ENDED
  per share data)                           JUN 95      MAR 95      DEC 94      SEP 94      JUN 94
INTEREST INCOME
  AND EXPENSES
Tax-equivalent interest
  and dividend income                    $    617.2  $    584.3  $    524.6  $    492.8  $    474.6
Interest expense                              345.7       311.1       258.7       223.9       205.9
Tax-equivalent net
  interest income                             271.5       273.2       265.9       268.9       268.7
Tax-equivalent adjustment                       3.1         2.9         2.5         3.0         3.0
Net interest income                           268.4       270.3       263.4       265.9       265.7
Provision for credit losses
Net interest income after provision
  for credit losses                           268.4       270.3       263.4       265.9       265.7

NONINTEREST INCOME
Customer service fees                          54.8        51.6        49.8        48.7        48.8
Trust and agency fees                          31.4        30.8        30.5        28.5        29.1
Securities gains (losses), net                  1.3         (.1)       --            .8        --
Other                                          24.2        13.0        23.9        13.7        16.0
  Total                                       111.7        95.3       104.2        91.7        93.9

NONINTEREST EXPENSES
Compensation and benefits                     120.4       119.7       110.9       118.8       122.6
Occupancy and equipment                        37.5        38.6        38.7        38.0        38.1
Foreclosed properties
  Provision                                    --          --            .5          .6          .9
  Expenses                                       .7         1.6         1.0          .5         2.5
Merger related charges                         13.6        36.9                               100.9
Restructuring related charges                                                                  39.8
Other                                          75.9        68.8        73.4        68.5        73.9
  Total                                       248.1       265.6       224.5       226.4       378.7

Income (loss) before income taxes             132.0       100.0       143.1       131.2       (19.1)
Income taxes (benefit)                         49.4        37.4        49.6        45.9         (.4)
Net income (loss)                        $     82.6  $     62.6  $     93.5  $     85.3  $    (18.7)

COMMON SHARE DATA
Net income (loss)                        $      .61  $      .47  $      .74  $      .68  $     (.19)
Dividends declared                              .22         .22         .22         .20         .20
Book value                                    17.95       17.06       16.72       16.32       15.93

Average shares                                123.7       121.6       120.3       119.3       118.4
End of period shares                          126.7       122.1       120.8       119.6       118.6

Preferred dividends declared             $      7.2  $      6.0  $      3.9  $      3.9  $      3.8


SHAWMUT NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS

(in millions, except                                           SIX MONTHS ENDED
  per share data)                                       JUN 95                  JUN 94
INTEREST INCOME
  AND EXPENSES
Tax-equivalent interest
  and dividend income                                $  1,201.5              $    931.9
Interest expense                                          656.8                   387.8
Tax-equivalent net
  interest income                                         544.7                   544.1
Tax-equivalent adjustment                                   6.0                     5.9
Net interest income                                       538.7                   538.2
Provision for credit losses                                                         3.0
Net interest income after provision
  for credit losses                                       538.7                   535.2

NONINTEREST INCOME
Customer service fees                                     106.4                    97.3
Trust and agency fees                                      62.2                    58.5
Securities gains (losses), net                              1.2                     (.8)
Other                                                      37.2                    27.6
  Total                                                   207.0                   182.6

NONINTEREST EXPENSES
Compensation and benefits                                 240.1                   248.4
Occupancy and equipment                                    76.1                    77.8
Foreclosed properties
  Provision                                                --                       2.9
  Expenses                                                  2.3                     6.2
Merger related charges                                     50.5                   100.9
Restructuring related charges                                                      39.8
Other                                                     144.7                   144.5
  Total                                                   513.7                   620.5

Income before income taxes                                232.0                    97.3
Income taxes                                               86.8                    38.7
Net income                                           $    145.2              $     58.6

COMMON SHARE DATA
Net income                                           $     1.08              $      .43
Dividends declared                                          .44                     .40
Book value                                                17.95                   15.93

Average shares                                            122.7                   118.1
End of period shares                                      126.7                   118.6

Preferred dividends declared                         $     13.2              $      7.7


SHAWMUT NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS


                                                                  QUARTER ENDED
(in millions)                               JUN 95      MAR 95      DEC 94      SEP 94      JUN 94

AVERAGE BALANCES
Loans                                    $   21,548  $   20,248  $   18,174  $   17,516  $   17,674
Securities                                   10,002      10,026      10,226      10,079      10,358
Interest-earning assets                      32,037      30,901      29,079      28,395      28,582
Total assets                                 34,787      33,524      31,662      30,979      31,109

Core deposits                                17,469      17,121      17,696      17,877      17,635
Other borrowings                              8,727       8,340       7,546       7,527       9,101
Notes and debentures                          2,289       2,234       1,860       1,619       1,108
Interest-bearing liabilities                 27,676      26,539      24,639      24,034      24,174
Common shareholders' equity                   2,172       2,092       2,021       1,955       2,012
Shareholders' equity                          2,475       2,361       2,199       2,134       2,200

END OF PERIOD BALANCES

Loans                                    $   22,371  $   21,135  $   18,487  $   17,736  $   17,329
Securities                                    9,502       9,873       9,992      10,287       9,846
Interest-earning assets                      32,952      31,417      29,328      28,658      28,270
Total assets                                 35,960      34,190      32,399      31,352      30,692

Core deposits                                19,740      16,871      18,337      17,788      18,245
Other borrowings                              7,915       8,370       7,087       7,669       7,311
Notes and debentures                          2,339       2,397       2,022       1,634       1,609
Interest-bearing liabilities                 28,220      27,381      24,693      24,439      23,624
Common shareholders' equity                   2,275       2,082       2,019       1,951       1,890
Shareholders' equity                          2,578       2,385       2,197       2,129       2,068
Tier 1 capital (a)                            2,077       2,061       2,091       2,017       1,979
Total capital (a)                             3,150       3,143       2,919       2,858       2,814



(a)  June 1995 data are preliminary.


SHAWMUT NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS

                                                                  QUARTER ENDED
(in millions)                               JUN 95      MAR 95      DEC 94      SEP 94      JUN 94

LOANS BY TYPE
Commercial/industrial                    $ 10,190.2  $  9,644.2  $  7,006.4  $  6,201.3  $  5,992.7
Owner-occupied commercial
  real estate                               1,507.3     1,564.5     1,412.0     1,423.4     1,407.1
Real estate investor/
  developer
    Commercial mortgage                     1,261.3     1,231.6     1,309.2     1,401.3     1,461.0
    Construction and other                    125.4       136.4       157.4       150.5       150.9
Consumer
  Residential mortgage                      6,212.5     5,541.2     5,592.1     5,608.1     5,474.0
  Home equity                               1,618.6     1,582.9     1,625.7     1,628.8     1,609.9
  Installment/other                         1,455.7     1,434.0     1,384.3     1,322.5     1,233.5
  Total                                  $ 22,371.0  $ 21,134.8  $ 18,487.1  $ 17,735.9  $ 17,329.1

NONACCRUING LOANS
  BY TYPE

Commercial/industrial                    $     47.1  $     55.0  $     36.0  $     59.3  $     60.6
Owner-occupied commercial
  real estate                                  47.4        52.0        57.6        59.8        67.5
Real estate investor/
  developer
    Commercial mortgage                        50.8        64.5        66.9        65.9        70.6
    Construction and other                      3.9         4.7        16.0        24.1        20.9
Consumer
  Residential mortgage                         28.9        42.6        38.4        46.2        48.8
  Home equity                                   9.4         7.2         6.5         7.0         8.2
  Installment/other                             3.4         2.4         2.6         3.6         8.6
  Total                                  $    190.9  $    228.4  $    224.0  $    265.9  $    285.2


SHAWMUT NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS


(in millions, except                                              QUARTER ENDED
 ratio data)                                JUN 95      MAR 95      DEC 94      SEP 94      JUN 94

ASSET QUALITY
Nonaccruing loans
  Less than 90 days past due             $     63.2  $     76.6  $     72.5  $     72.5  $     78.1
  90 or more days past due                    127.7       151.8       151.5       193.4       207.1
  Total nonaccruing loans                     190.9       228.4       224.0       265.9       285.2

Foreclosed properties                           4.0        11.9        18.8        32.1        42.5

  Total nonaccruing loans plus
    foreclosed properties                $    194.9  $    240.3  $    242.8  $    298.0  $    327.7

Restructured loans                       $     28.1  $     29.8  $     41.8  $     31.1  $     63.8

Accruing loans past
  due 90 days or more                    $     46.4  $     55.6  $     43.3  $     53.1  $     47.8

Nonaccruing loans to loans                      .85 %      1.08 %      1.21 %      1.50 %      1.65 %
Nonaccruing loans plus
  foreclosed properties to loans
  plus foreclosed properties                    .87        1.14        1.31        1.68        1.89
Reserve for credit losses to
  nonaccruing loans                          283.00      245.00      242.00      214.00      207.00

RESERVE FOR CREDIT LOSSES

Beginning balance                        $    559.2  $    542.1  $    567.8  $    589.8  $    638.5
Provision
Addition for loans purchased                   11.6        41.7                     4.3
Loan charge-offs                              (42.5)      (33.4)      (43.7)      (40.7)      (60.5)
Recoveries                                     12.9         8.8        18.0        14.4        11.8
  Net charge-offs                             (29.6)      (24.6)      (25.7)      (26.3)      (48.7)
Ending balance                           $    541.2  $    559.2  $    542.1  $    567.8  $    589.8

Net charge-offs (annualized) to
  average loans                                 .55 %       .49 %       .57 %       .60 %      1.10 %
Reserve for credit losses to loans             2.42        2.65        2.93        3.20        3.40
Reserve for credit losses to
  net charge-offs (annualized)                 4.57 X      5.67 X      5.28 X      5.40 X      3.03 X
